                                                                     EXHIBIT 4.1

NUMBER                                                              SHARES

COMMON STOCK                                                        COMMON STOCK

                                [HANDSPRING LOGO]



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY



                                                             CUSIP 410293 10 4

THIS CERTIFIES THAT
                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

IS THE RECORD HOLDER OF



FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE, $.001 PER SHARE

                               OF HANDSPRING, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated



                                [corporate seal]

  /s/ Bernard J. Whitney                   /s/ Donna L. Dubinsky
  CHIEF FINANCIAL OFFICER AND SECRETARY    PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
        EQUISERVE TRUST COMPANY, N.A.
                      TRANSFER AGENT AND REGISTRAR

BY

                      AUTHORIZED SIGNATURE

                                HANDSPRING, INC.

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

         TEN COM  --  as tenants in common           UNIF GIFT MIN ACT  --   ______________ Custodian _____________
         TEN ENT  --  as tenants by the entireties                              (Cust)                   (Minor)
         JT TEN   --  as joint tenants with right                            under Uniform Gifts to Minors
                      of survivorship and not as                             Act __________________________________
                      tenants in common                                                         (State)
                                                     UNIF TRF MIN ACT   --   _________ Custodian (until age _______
                                                                              (Cust)
                                                                             ______________ under Uniform Transfers
                                                                                (Minor)
                                                                             to Minors and ________________________
                                                                                                   (State)


     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------

-----------------------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                    Attorney
--------------------------------------------------------------------

--------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------
                                            X
                                             -----------------------------------
                                            X
                                             -----------------------------------
                                    NOTICE:   THE SIGNATURE(S) TO
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME(S) AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.
Signature(s) Guaranteed



-----------------------------------------------------------------------------
By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.